                                                                   EXHIBIT 10.14



 AMENDMENT TO RESELLER AGREEMENT BETWEEN MARIMBA, INC. AND TIVOLI SYSTEMS, INC.

REFERENCE AGREEMENT NUMBER: RES9700332           AMENDMENT NO: 03

MARIMBA NAME AND ADDRESS:              RESELLER NAME AND ADDRESS:
Marimba, Inc. ("Marimba")              Tivoli Systems, Inc. ("Reseller")
440 Clyde Avenue                       9442 Capital of Texas Highway North
Mountain View, CA 94043                Austin, TX 78792

MARIMBA COMPANY CONTACT:               RESELLER COMPANY CONTACT:
Todd Smithline                         Howard J Nicholas
Legal Counsel                          Manager, Contract Services,
Phone:  (650) 930-5233                 Business Operations
Fax:  (650) 930-5605                   Phone:  (512) 436-8616
                                       Fax:  (512) 436-8461

WHEREAS, the parties desire to amendment the Reseller Agreement by and between Marimba and Reseller dated as of August 14, 1997 (the "Reseller Agreement") for a third time as set forth herein;

NOW THEREFORE, in consideration of agreements reached between the parties, the Reseller Agreement is hereby amended as follows (this "Amendment"):

1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Reseller Agreement.

2. Section 12. Term and Termination. Add the following provision:

"The parties agree that the Reseller Agreement will be extended automatically when it reaches its present expiration date until the earlier to occur of (i) receipt of written notice by Marimba from Reseller of termination or (ii) May 1, 1999. Reseller agrees to use reasonable commercial efforts to notify Marimba in advance of its intention to terminate if prior to May 1, 1999."

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the referenced Reseller Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or communications between the parties relating to this subject. Any reproduction of this Amendment by reliable means will be considered an original of this document. This Amendment shall be effective as of the date last executed below.

TIVOLI SYSTEMS, INC.                   MARIMBA, INC.


By:        /s/ HOWARD NICHOLAS         By:       /s/ STEVEN P. WILLIAMS
      ------------------------------         -----------------------------------
Name:      Howard Nicholas             Name:     Steven P. Williams
      ------------------------------         -----------------------------------
Title:     Mgr. Contract Services      Title:     Vice President, Sales
      ------------------------------         -----------------------------------
Date:      February 8, 1999            Date:     February 8, 1999
      ------------------------------         -----------------------------------